                                                                                                                                                                        Semiannual Report January 31, 2001

Oppenheimer
Pennsylvania Municipal Fund

REPORT HIGHLIGHTS

CONTENTS

4     President’s Letter

6     An Interview with Your Fund's Managers

15   Financial Statements

35   Officers and Trustees

Oppenheimer Pennsylvania Municipal Fund announced two dividend increases for Class A shares since this report last year—$.002 per share, per month, starting with the February 2000 distribution, and an additional $.003 per share, per month, starting with the October 2000 distribution. These two increases raised the monthly Class A distribution by over 9% during 2000.

The Fund reported a Class A standardized yield of 5.63% as of January 31, 2001. (1)

The Fund's Class A standardized yield of 5.63% is the equivalent of 8.39% in taxable yield for a Pennsylvania taxpayer at the 32.9% combined Pennsylvania State and federal tax rate.(2)

The Fund's portfolio included 175 holdings as of January 31, 2001, increasing from 130 holdings over the previous six months.

1. Standardized yield (based on net investment income for the 30-day period ended 1/31/01) is calculated using Maximum Offering Price, and is annualized and divided by the period-end offering price.
2. A portion of the Fund’s income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alter-native minimum tax, a portion of the Fund’s distributions may increase that tax. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

2 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Dividend Distributions 2/1/00-1/31/01(3)
Dividend per Share (in cents)

Month             Class A     Class B     Class C
February          5.6         4.9         4.9
March             5.6         4.9         4.9
April             5.6         4.9         4.9
May               5.6         4.9         4.9
June              5.6         4.9         4.9
July              5.6         4.9         4.9
August            5.6         4.9         4.9
September         5.6         5.0         5.0
October           5.9         5.1         5.1
November          5.9         5.2         5.2
December          5.9         5.2         5.2
January           5.9         5.3         5.3

3. This assumes shares were purchased and held for the entire accrual period. Since distributions accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.
The Fund attempts to pay distributions on Class A shares at a steady level on a month-to-month basis. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted distribution rate at any time without prior notice to shareholders. Additionally, the amount of those distributions and the distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio and expenses borne by the particular class of shares. Distributions paid on Class A shares will generally be higher than distributions for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any distributions.
The Fund’s efforts to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during this reporting period.

3 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRESIDENT'S LETTER

Bridget A. Macaskill
 President,
Oppenheimer
Pennsylvania
Municipal Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow--triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.
     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification--the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest

4 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

rate reductions and a federal income tax cut, may help the economy achieve a "soft landing."
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean deceleratedcorporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets--but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds' past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund's investment approach. Regardless of the short-term movements of the financial markets, these principles--fundamental parts of The Right Way to Invest--should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
February 22, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

5 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

How has Oppenheimer Pennsylvania Municipal Fund performed during the past six-month period ended January 31, 2001?

The big news during the past six-month period was the Fund’s distribution increase of $.003 per Class A share, which began with the October 2000 payment. Together with a $.002 increase, which began with the February 2000 distribution, the Fund’s monthly distribution has gone from 5.4 cents per share to 5.9 cents per share—a distribution increase of over 9% since this report last year.

The Fund’s Class A shares provided a standardized yield of 5.63%, as of January 31, provided a Class A shares 2001.(1) The Fund’s standardized yield is the equivalent of 8.39% standardized in taxable yield for a Pennsylvania taxpayer at the 32.9% combined Pennsylvania State and federal tax rate. For taxpayers subject to higher federal tax rates, or additional local income taxes, the equivalent yield would make your Fund investment even more attractive.

What is the current state of the Pennsylvania municipal bond market?

The Pennsylvania economy has remained strong during this reporting period. Municipalities around the state have recorded budget surpluses, as the stronger economy has led to increased tax revenues. Budget surpluses and a decline in municipal bond refinancings combined to produce a smaller-than-usual supply of newly issued municipal bonds. This condition created an active market for previously issued municipal bonds. General investor preference for insured and AAA rated municipal bonds helped to increase the yield on smaller credits, and those not rated by a rating agency. As a result, the exact types of bonds that we seek, carefully researching their credit and yield characteristics, have grown quite plentiful—and at very attractive prices.

As of
January 31, 2001,
the Fund's
yield of 5.63%.(1)

1. Standardized yield (based on net investment income for the 30-day period ended 1/31/01) is calculated using Maximum Offering Price, and is annualized and divided by the period-end offering price.

6 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Municipal bond prices overall have been helped by increasing evidence that the U.S. economy has slowed markedly. At the December 19th meeting, the Federal Reserve Board (the Fed) announced its fear that slowing economic growth, or even recession, posed greater risk to the U.S. economy than did -inflation. In January 2001, the Fed reduced short-term rates by 0.50% on two occasions—a total reduction of 1.00%—and bond prices generally rose.

The previous series of short-term interest-rate increases -implemented by the Fed during 1999 and early 2000 produced widened credit-yield spreads, a condition that continues in the municipal market. In other words, the yield on bonds issued by smaller, lower-rated and unrated municipalities rose at a greater rate than the yield on insured bonds, and bonds issued by larger municipalities. As of the date of this report, credit-yield spreads are the widest they have been in over ten years.

Credit-yield spreads are closely correlated to interest-rate cycles; when interest rates increase, the likelihood that spreads will widen becomes greater. When interest rates decrease, spreads are more likely to narrow. Short-term interest rates are currently starting to trend downward, which increases the likelihood that yields may narrow. Narrower spreads would positively affect the relative performance of smaller, lower-rated and unrated municipal securities.

How do you plan to manage the portfolio to take advantage of these conditions?

We are employing strategies that take advantage of current -conditions while positioning the portfolio to benefit in the future. At present, bonds of smaller and unrated issuers offer higher yield and potential for significant price appreciation. Yields on AAA and insured bonds have declined dramatically, especially during this reporting period. This has been largely the result of volatility in the stock markets and “flight-to-safety” buying of the highest quality bonds by investors. At the same time, bonds rated below AAA and bonds that are not insured have received less attention from investors, causing their yields to rise.

7 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Our experience enables us to derive value from bonds that current conditions have de-emphasized. And our intense research into smaller, lower-rated and unrated municipal issuers—whose municipal bonds tend to pay higher yields—continues to unearth compelling values that have been created largely by earlier increases in short-term interest rates.

The large number of investors concentrating on the highest quality bonds has created favorable conditions for our research-driven strategies. Having fewer bidders in the market for bonds that we seek has resulted in less competition to acquire them. We scrutinize unrated issues to identify those that we believe can contribute yield to the portfolio, without adding undue risk. We also “scavenger hunt” the markets for previously issued bonds, adding those with value that our competitors may have overlooked. Current prices now enable us to capture the increased yield advantages that smaller and lower-rated issues may offer while broadening the diversification of the Fund. These issues have helped to improve the Fund’s tax-free yield, while broadening diversification. The portfolio now includes 175 holdings, up from 130 holdings six months ago. We will continue to broaden and diversify portfolio holdings as we identify -additional issues with the yield and credit-quality characteristics that we seek.

Beyond adding to current yield, smaller and unrated issues also stand to benefit most from a period of declining short-term interest rates and narrowing credit-yield spreads. During this reporting period, these issues have not advanced as much as higher-rated issues. But it is important to note that current credit and liquidity spreads in the municipal bond market are as wide as at any time during the last ten years. We have positioned the Fund in an effort to secure higher yields by investing in this “spread product,” and we would expect the Fund’s performance to gain if these spreads narrow to their historical averages.

Portfolio Management
Team (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio
Manager, Rochester Division
Joined the Rochester Investment Team
in June 1991

Ronald H. Fielding, CFA
Senior Vice President,
Portfolio Manager and Chief
Strategist, Rochester
Division Founded the Rochester
Investment Team
in May 1983

Daniel G. Loughran, CFA
Vice President and Associate
Portfolio Manager,
Rochester Division
Joined the Rochester
Investment Team
in October 1994

8 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Have you been finding value in other areas?

We continue to find good values in premium-coupon callable bonds. We look for characteristics indicating that the bond issuer may continue to pay interest, rather than redeem the bond as early as possible—on the “call” date. Adding these to the portfolio at current prices has provided above-market yields with very low price volatility. These bonds have not -participated in recent price appreciation; and their price should remain largely unaffected if interest rates cycle upward in the future, as well.

Adding premium-coupon callable bonds has resulted in an increase in overall credit quality in the portfolio, as well. These bonds can generate above-market yields because their price often does not reflect any likelihood that they may -continue making interest payments after the call date. Bonds that ultimately pay interest for an extended time contribute to both yield and portfolio diversification. At the same time, the increased yields available on smaller and unrated issues have allowed us to turn more of our attention to larger, higher-rated premium-coupon callable bond issues. As a result, the portfolio has benefited from higher overall credit quality without deterioration in yield. For example, on July 31, 2000, 37.6% of the portfolio’s holdings were rated A and above. As of January 31, 2001, 47.7% were rated A and above.

9 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Is now a good time for me to add to my investment in Oppenheimer Pennsylvania Municipal Fund?

Recent pronouncements by the Fed indicate that short-term interest rates may be reduced further in the coming months. We would expect further reductions to have a positive effect on the municipal bond market in general. But we believe that it is a mistake for investors to “time” their bond fund purchases (or sales) in reaction to forecasts of future interest-rate changes. Interest-rate changes in 2000 provided strong evidence of the difficulty in doing this. In 2000, long-term municipal bond yields peaked in January, while the Fed continued to raise overnight, interbank loan rates three more times—demonstrating how municipal bond yield movements can precede Fed action.

This is not uncommon. In 1999, municipal bond yields had started to rise before the Fed began increasing short-term rates. And when the Fed began easing short-term rates in January 2001, municipal bond yields had already been decreasing for over seven months.

The decision to invest in municipal bonds should be made in the context of your long-term investment strategy. To see if you should add to your Fund’s investment, you should consult your financial advisor. We feel that this portfolio currently represents outstanding municipal bond value, and offers the fullest benefits of investing for tax-free income. And we continue to feel positive about the free income. And we continue to feel positive about the possibilities for the municipal bond market as this year progresses.

Credit Research Team (l to r)

Christopher D. Weiler, CFA
Assistant Vice President--
Credit Analysis,
Rochester Division
Joined the Rochester
Investment Team
in January 1999

Richard A. Stein, CFA
Vice President--
Credit Analysis,
Rochester Division
Joined the Rochester
Investment Team
in May 1993

James E. Bragg
Credit Analyst,
Rochester Division
Joined the Rochester
Investment Team
in June 1999

10 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Standardized Yield
As of 1/31/01(1)

Class A                 5.63%
Class B                 5.14%
Class C                 5.14%

Cumulative Total Returns
For the periods ended 1/31/01(2)

                             At NAV                   At MOP
                        (without sales charges) (with sales charges)
                        Since                   Since
                       Inception    6-Month    Inception    6-Month

Class A               92.71%        2.49%      83.57%       -2.38%
Class B               32.40%        2.12%      32.40%       -2.85%
Class C               21.42%        2.12%      21.42%        1.12%

1. Standardized yield (based on net investment income for the 30-day period ended 1/31/01) is calculated using Maximum Offering Price, and is annualized and divided by period-end offering price. Falling share prices may artificially increase yields.
2. This performance is not annualized. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns at MOP include the current maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “Since Inception” return for Class B uses Class A performance for the period after conversion. Class C returns at MOP include the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund’s Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Performance without sales charges includes changes in Net Asset Value (NAV) per share without deducting any sales charges. Such performance would have been lower if sales charges had been taken into account. Inception dates: Class A—9/18/89; Class B—5/3/93; Class C—8/29/95.

11 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

SECTOR ALLOCATIONS
By Municipal Sector as of 1/31/01 as a percentage of investments(4)

Hospital/Healthcare                        17.2%
Single Family Housing                      17.2%
Adult Living Facilities                    13.7%
Resource Recovery                           9.6%
Special Assessment                          7.9%
Nonprofit Organization                      7.6%
Manufacturing, Durable Goods                6.2%
Higher Education                            4.8%
Pollution Control                           3.9%
Marine/Aviation Facilities                  3.8%
Municipal Leases                            2.2%
General Obligation                          2.0%
Student Loans                               1.4%
Water Utilities                             1.2%
Other                                       1.3%
Total                                     100.0%

3. Portfolio data are as of 1/31/01, are dollar-weighted based on total market value of investments and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities, which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard and Poor’s rating category. The allocation includes securities rated by a national rating organization as well as unrated securities (24.2% of total investments as of 1/31/01) to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. See page 21 for further explanation.
4. Sector weightings are as of 1/31/01, and are subject to change.

12 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Total Returns (for the periods ended 12/31/00(5))

                                 Cumulative               Average Annual
                              NAV        MOP              NAV         MOP
                            (without   (with sales      (without    (with sales
                        sales charges) charges)      sales charges)  charges)
A Shares
1-Year                        7.06%     1.97%            7.06%       1.97%
5-Year                       19.30%    13.64%            3.59%       2.59%
10-Year                      75.49%    67.17%            5.79%       5.27%
Life (9/18/89)               92.07%    82.96%            5.95%       5.50%

B Shares
1-Year                        6.17%     1.17%            6.17%       1.17%
5-Year                       14.80%    12.98%            2.80%       2.47%
Life (5/3/93)                31.96%    31.96%            3.69%       3.69%

C Shares
1-Year                        6.16%     5.16%            6.16%       5.16%
5-Year                       14.71%    14.71%            2.78%       2.78%
Life (8/29/95)               21.07%    21.07%            3.65%       3.65%

5. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns at MOP include the current maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “Life-of-Class” return for Class B uses Class A performance for the period after conversion. Class C returns at MOP for the 1-year period include the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund’s Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest- rate volatility. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

13 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Financials

14 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2001/Unaudited
Principal                                                                      Market Value
Amount                                                   Coupon      Maturity    See Note(1)
Municipal Bonds and Notes-- 99.9%
Pennsylvania--93.4%
$    35,000     Allegheny County Greater Pittsburgh
                International Airport                     5.625%     01/01/2023  $  35,302
  1,710,000     Allegheny County Greater Pittsburgh
                International Airport                     6.625      01/01/2022  1,787,121
     30,000     Allegheny County HDA
                (Children's Hospital Pittsburgh)          6.750      07/01/2008     30,618
    200,000     Allegheny County HDA
                (Children's Hospital Pittsburgh)          6.875      07/01/2014    203,500
    260,000     Allegheny County HDA
                (Presbyterian University Health Center)   6.000      11/01/2023    266,934
  1,400,000     Allegheny County HAD
                (West Penn Allegheny Health System)       6.500      11/15/2030  1,539,706
  6,140,000     Allegheny County HDA (West Penn
                Allegheny Health System)                  9.250      11/15/2030  5,659,729
  1,900,000     Allegheny County HDA RITES(1)             9.361 (2)  11/15/2030  2,658,404
     40,000     Allegheny County IDA
                (Airport Special Facilities/US Airways)   8.875      03/01/2021     40,657
     25,000     Allegheny County IDA (USX Corp.)          6.700      12/01/2020     24,487
     10,000     Allegheny County Residential
                Finance Authority                         5.625      11/01/2023     10,071
     25,000     Allegheny County Residential
                Finance Authority                         6.600      11/01/2014     25,705
     25,000     Allegheny County Residential
                Finance Authority                         7.400      12/01/2022     25,625
     40,000     Beaver County IDA (Colt
                Industries/J&L Specialty Steel)           7.000      06/01/2008     40,250
     75,000     Beaver County IDA (J&L Special
                Products Corp.)                           6.600      09/01/2010     75,825
     65,000     Beaver County IDA (J. Ray McDermott
                & Company)                                6.800      02/01/2009     61,325
  1,055,000     Beaver County IDA (Ohio Edison Company)   7.000      06/01/2021  1,088,085
     20,000     Beaver County IDA (St. Joe Minerals Corp.)6.000      05/01/2007     20,016
    105,000     Beaver County IDA (Toledo Edison Company) 7.625      05/01/2020    111,716
  2,000,000     Beaver County IDA (Toledo Edison Company) 7.750      05/01/2020  2,146,960
     10,000     Beaver County IDA (Toledo Edison Company) 7.750      05/01/2020     10,735
     75,000     Bensalem Township (Water & Sewer)         6.500      12/01/2014     77,715
  1,000,000     Berks County GO MVRICS                    8.620(2)   11/10/2020  1,140,000
     75,000     Berks County IDA (Construction Fasteners) 6.400      03/01/2015     75,051
  1,300,000     Bucks County IDA (Chandler Hall
                Health Care Facility)                     6.300      05/01/2029  1,100,528
    255,000     Cambria County IDA (Bethlehem Steel Corp.)7.500      09/01/2015    180,996
  1,500,000     Carbon County IDA (Panther Creek Partners)6.650      05/01/2010  1,543,605
    370,000     Columbia County Hospital Authority
                (Bloomsburg Hospital)                     5.900      06/01/2029    298,272

15 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2001/Unaudited
Principal                                                                       Market Value
Amount                                                   Coupon      Maturity    See Note(1)
Pennsylvania Continued

$   200,000     Delaware County Authority
                (Dunwoody Village)                        6.125%     04/01/2020  $ 200,884
  1,000,000     Delaware County Authority
                (Dunwoody Village)                        6.250      04/01/2030  1,000,240
    230,000     Delaware County Authority
                (Villanova University)                    6.900      08/01/2016    233,986
    750,000     Delaware County Authority
                (White Horse Village)                     7.625      07/01/2030    757,485
     35,000     Delaware County IDA
                (Philadelphia Electric Company)           7.375      04/01/2021     35,883
     15,000     Delaware County Regional Water &
                Sewer Quality Control Authority           7.000      05/01/2012     15,040
  5,020,000     Emmaus General Authority
                (Local Government Pool)                   7.000      05/15/2018  5,130,239
     50,000     Greensburg Salem School District GO       6.350      09/15/2012     52,028
    300,000     Lancaster County Hospital Authority
                (St. Anne's Home Health Center)           6.625      04/01/2028    266,232
  1,650,000     Lancaster County IDA (Garden
                Spot Village)                             7.625      05/01/2031  1,665,097
     30,000     Lawrence County IDA
                (PA Power & Light Company)                7.150      03/01/2017     30,748
    440,000     Lebanon County Health Facilities Authority
                (Pleasant View Retirement Community)      6.625      12/15/2029    405,139
  1,000,000     Lehigh County GPA
                (Bible Fellowship Church Home)            6.000      12/15/2023    834,180
    915,000     Lehigh County GPA (Kidspeace
                Obligated Group)                          5.800      11/01/2012    804,550
  5,480,000     Lehigh County GPA
                (Kidspeace Obligated Group)               6.000      11/01/2018  4,699,045
  1,000,000     Lehigh County GPA
                (Kidspeace Obligated Group)               6.000      11/01/2023    831,660
     70,000     Lehigh County IDA
                (PA Power & Light Company)                6.150      08/01/2029     74,111
     60,000     Lehigh County IDA
                (PA Power & Light Company)                6.400      11/01/2021     63,489
     60,000     Lehigh County IDA
                (PA Power & Light Company)                6.400      09/01/2029     63,473
     25,000     Luzerne County IDA
                (PA Gas & Water Company)                  7.125      12/01/2022     26,585
     10,000     Luzerne County IDA
                (PA Gas & Water Company)                  7.125      12/01/2022     10,712
    500,000     Luzerne County IDA
                (PA Gas & Water Company)                  7.200      10/01/2017    530,395

16 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principle                                                                       Market Value
Amount                                                   Coupon        Maturity   See Note(1)
Pennsylvania Continued

$   700,000     Montgomery County HEHA
                (Philadelphia Geriatric Center)           7.375%     12/01/2030  $ 663,481
     50,000     Montgomery County HEHA
                (Temple Continuing Care Center)           6.625      07/01/2019     44,729
  3,150,000     Montgomery County HEHA
                (Temple Continuing Care Center)           6.750      07/01/2029  2,778,741
    235,000     Montgomery County IDA
                (ACTS Retirement Life Community)          5.250      11/15/2028    197,581
    115,000     Montgomery County IDA
                (ACTS/BPE Obligated Group)                5.750      11/15/2017    109,119
     60,000     Montgomery County IDA
                (ACTS/BPE Obligated Group)                5.875      11/15/2022     56,019
    110,000     Montgomery County IDA
                (Philadelphia Electric Company)           6.700      12/01/2021    114,871
    100,000     Montgomery County IDA
                (Philadelphia Electric Company)           7.600      04/01/2021    102,549
  1,725,000     Montgomery County IDA Resource Recovery   7.500      01/01/2012  1,766,365
    445,000     North Penn HHEA (Maple Village)           7.800      10/01/2024    436,460
    705,000     North Penn HHEA (Maple Village)           8.000      10/01/2032    683,244
     20,000     Northampton County Hospital Authority
                (Easton Hospital)                         6.350      01/01/2006     21,087
     25,000     Northampton County Hospital Authority
                (Easton Hospital)                         7.875      01/01/2019     25,081
    580,000     Northampton County IDA
                (Bethlehem Steel Corp.)                   7.550      06/01/2017    348,389
     10,000     Northampton County IDA
                (Citizens Utilities Company)              6.950      08/01/2015     10,032
     50,000     Northampton County IDA
                (Metropolitan Edison Company)             6.100      07/15/2021     53,108
     25,000     Northeastern PA HEA (Kings College)       6.000      07/15/2018     25,212
  1,325,000     Northumberland County Authority
                (County Career & Arts Center)             6.650      09/15/2020  1,277,565
  1,500,000     PA EDFA (Colver)                          7.125      12/01/2015  1,539,615
  2,000,000     PA EDFA (Colver)                          7.150      12/01/2018  2,045,520
  6,500,000     PA EDFA (National Gypsum Company)         6.125      11/02/2027  4,614,610
  3,500,000     PA EDFA (National Gypsum Company)         6.250      11/01/2027  2,528,750
  1,450,000     PA EDFA (Northampton Generating)          6.500      01/01/2013  1,420,536
  2,225,000     PA EDFA (Sun Company)                     7.600      12/01/2024  2,380,505
     35,000     PA Finance Authority Municipal
                Capital Improvements Program              6.600      11/01/2009     37,944

17 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2001/Unaudited
Principal                                                                       Market Value
Amount                                                   Coupon        Maturity  See Note(1)
Pennsylvania Continued

$ 1,500,000     PA HEFA (CA University of PA
                Student Association)                      6.750%     09/01/2020 $1,500,480
    100,000     PA HEFA (Dickinson College)               6.000      08/01/2001    100,123
     85,000     PA HEFA (Duquesne University)             6.750      04/01/2020     85,469
     25,000     PA HEFA (Duquesne University)             6.800      04/01/2003     25,140
      5,000     PA HEFA (Temple University)               7.400      10/01/2010      5,013
    305,000     PA HEFA (Thomas Jefferson University)     6.625      08/15/2009    323,809
     35,000     PA HEFA (University of PA Health Services)5.750      01/01/2017     34,337
     10,000     PA HEFA (University of PA
                Presbyterian Medical Center)              5.875      01/01/2015      9,938
    500,000     PA HEFA (University of the Arts)          5.625      03/15/2025    498,655
  2,000,000     PA HFA (Single Family Mtg.) RITES(1)      6.934(2)   10/01/2018  2,299,800
     45,000     PA HFA (Single Family Mtg.), Series 30    7.200      10/01/2011     46,089
     25,000     PA HFA (Single Family Mtg.), Series 30    7.300      10/01/2017     25,149
     25,000     PA HFA (Single Family Mtg.), Series 31A   6.800      10/01/2002     25,471
     20,000     PA HFA (Single Family Mtg.), Series 31A   6.800      10/01/2017     20,382
    300,000     PA HFA (Single Family Mtg.), Series 31A   7.000      10/01/2005    308,124
  1,000,000     PA HFA (Single Family Mtg.),
                Series 31A RITES                          9.508(2)   10/03/2023  1,057,500
    960,000     PA HFA (Single Family Mtg.), Series 33    6.900      04/01/2017  1,008,922
    425,000     PA HFA (Single Family Mtg.), Series 34A   6.850      04/01/2016    440,019
  1,395,000     PA HFA (Single Family Mtg.), Series 34B   7.000      04/01/2024  1,439,249
     15,000     PA HFA (Single Family Mtg.), Series 37B   5.600      10/01/2025     14,762
     25,000     PA HFA (Single Family Mtg.), Series 39A   6.600      04/01/2017     26,083
     15,000     PA HFA (Single Family Mtg.), Series 39B   6.750      04/01/2016     15,747
  3,015,000     PA HFA (Single Family Mtg.), Series 39B   6.875      10/01/2024  3,172,293
  2,000,000     PA HFA (Single Family Mtg.), Series 40    6.800      10/01/2015  2,099,580
    155,000     PA HFA (Single Family Mtg.), Series 40    6.900      04/01/2025    163,359
     10,000     PA HFA (Single Family Mtg.), Series 41B   6.300      04/01/2009     10,210
     10,000     PA HFA (Single Family Mtg.), Series 41B   6.450      10/01/2012     10,322
    105,000     PA HFA (Single Family Mtg.), Series 41B   6.650      04/01/2025    110,061
     15,000     PA HFA (Single Family Mtg.), Series 42    6.750      10/01/2014     15,693
    185,000     PA HFA (Single Family Mtg.), Series 42    6.850      04/01/2025    194,892
  1,000,000     PA HFA (Single Family Mtg.), Series 44C   6.650      10/01/2021  1,055,860
    320,000     PA HFA (Single Family Mtg.), Series 46    6.300      10/01/2027    331,498
     55,000     PA HFA (Single Family Mtg.), Series 50B   6.350      10/01/2027     57,574
     50,000     PA HFA (Single Family Mtg.), Series 51    6.300      10/01/2015     51,503
     60,000     PA HFA (Single Family Mtg.), Series 51    6.375      04/01/2028     62,386
     30,000     PA HFA (Single Family Mtg.), Series 53A   6.150      10/01/2024     31,124
     25,000     PA HFA (Single Family Mtg.), Series 54A   6.150      10/01/2022     26,000
  1,075,000     PA HFA (Single Family Mtg.), Series 59A   5.750      10/01/2023  1,094,715
  1,000,000     PA HFA (Single Family Mtg.), Series 63A   0.000      04/01/2030    175,800
  2,000,000     PA HFA (Single Family Mtg.), Series 69A   6.250      04/01/2031  2,097,880
  1,250,000     PA Higher Education Assistance Agency
                RIBS                                      7.367(2)   03/01/2022  1,325,000
    180,000     PA Higher Education Assistance Agency,
                Series A                                  7.050      10/01/2016    190,820
    100,000     PA Higher Education Assistance Agency,
                Series C                                  7.150      09/01/2021    106,010
     20,000     PA Higher Education Assistance Agency,
                Series D                                  6.050      01/01/2019     20,734

18 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal                                                                       Market Value
Amount                                                   Coupon        Maturity   See Note(1)
Pennsylvania Continued

$    15,000     PA State COP                              6.250%     11/01/2006  $  15,586
     65,000     PA State COP                              6.250      11/01/2010     67,513
     10,000     PA State COP                              6.250      05/01/2016     10,405
    100,000     PA State GO                               6.375      09/15/2007    104,460
     35,000     PA State University                       6.250      03/01/2011     36,613
    310,000     PA Turnpike Authority                     6.000      06/01/2015    317,375
     90,000     PA Turnpike Authority                     6.250      06/01/2011     92,565
     25,000     Pennridge School District GO              6.900      03/15/2009     25,105
    100,000     Philadelphia Airport System, Series A     6.000      06/15/2015    105,644
     40,000     Philadelphia H&HEFA (Frankford Hospital)  6.000      06/01/2023     41,185
  3,060,000     Philadelphia H&HEFA (Jeanes Health System)6.600      07/01/2010  3,013,549
  1,250,000     Philadelphia H&HEFA (Jeanes Hospital)     5.875      07/01/2017  1,080,025
     15,000     Philadelphia H&HEFA
                (Temple University Hospital)              6.500      11/15/2008     15,080
  4,320,000     Philadelphia H&HEFA
                (Temple University Hospital)              6.625      11/15/2023  4,061,578
  3,450,000     Philadelphia IDA (Baptist Home
                of Philadelphia)                          5.600      11/15/2028  2,698,452
  1,550,000     Philadelphia IDA (First Mtg.--CPAP)       6.125      04/01/2019  1,384,568
  1,300,000     Philadelphia IDA (The Franklin Institute) 5.200      06/15/2026  1,106,157
     20,000     Philadelphia Redevelopment Authority     10.250      06/01/2017     20,465
    120,000     Philadelphia Redevelopment Authority
                (FHA Title I Insured Loan)                6.100      06/01/2017    124,334
  2,100,000     Philadelphia Regional Port
                Authority MVRICS                          8.420(2)   09/01/2020  2,294,250
     10,000     Pittsburgh URA (FHA Insured Mtg.),
                Series C                                  7.000      08/01/2006     10,306
    100,000     Pittsburgh URA (Multifamily FHA 1985),
                Series A                                  9.250      12/01/2027    104,702
     10,000     Pittsburgh URA (Single Family--
                GNMA Mtg.), Series D                      7.300      12/01/2003     10,032
    935,000     Pittsburgh URA (Single Family Mtg.),
                Series B                                  7.125      04/01/2015    956,440
     45,000     Pittsburgh URA Mtg., Series A             6.050      10/01/2026     46,408
  1,475,000     Pittsburgh URA Mtg., Series C             6.550      04/01/2028  1,522,407
     50,000     Pittsburgh URA Mtg., Series H             6.850      04/01/2016     51,139
     50,000     Sayre Health Care Facilities (Guthrie
                Healthcare System)                        7.000      03/01/2011     51,750
     60,000     Sayre Health Care Facilities (Guthrie
                Healthcare System)                        7.100      03/01/2017     61,374
     10,000     Sayre Health Care Facilities (Guthrie
                Medical Center)                           7.700      12/01/2015     10,240
    300,000     Sayre Health Care Facilities (Tioga
                Nursing Facility)                         7.250      10/01/2010    303,795

19 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2001/Unaudited
Principal                                                                       Market Value
Amount                                                   Coupon        Maturity  See Note(1)
Pennsylvania Continued

$   485,000     Schuylkill County IDA (Schuylkill
                Energy Resources)                         6.500%     01/01/2010  $ 473,302
     80,000     Schuylkill County Redevelopment Authority 7.125      06/01/2013     82,550
     50,000     Scranton-Lackawanna H&WA (Allied
                Services Institute)                       6.200      08/15/2013     50,747
     95,000     St. Mary Hospital Authority (Catholic
                Health Initiatives)                       5.000      12/01/2028     85,963
     70,000     St. Mary Hospital Authority (Franciscan
                Health)                                   7.000      07/01/2009     70,873
    500,000     St. Mary Hospital Authority (Franciscan
                Health)                                   7.000      07/01/2014    506,305
  2,485,000     Swarthmore Boro Authority (College
                Revenue)                                  6.000      09/15/2020   2,606,14
    100,000     University of Pittsburgh                  6.250      06/01/2012    105,159
      5,000     Upper Darby Township GO                   6.500      07/15/2018      5,194
  2,030,000     Westmoreland County IDA
                (Redstone Health Care Facilities)         5.850      11/15/2029  1,585,897
    500,000     Westmoreland County IDA
                (Redstone Health Care Facilities)         8.000      11/15/2023    491,175
     30,000     York Housing Corp.                        6.875      11/01/2009     30,486
                                                                               -----------
                                                                               108,842,124
U.S. Possessions-- 6.5%
    675,000     Guam Water System                         7.000      07/01/2009    691,700
  4,000,000     Puerto Rico Children's Trust Fund (TASC)  6.000      07/01/2026  4,108,280
  1,000,000     Puerto Rico GO YCN                        8.284(2)   07/01/2008  1,082,500
     10,000     Puerto Rico HFC                           6.750      10/15/2013     10,270
     30,000     Puerto Rico HFC                           7.500      10/01/2015     30,950
     25,000     Puerto Rico Highway &
                Transportation Authority                  6.625      07/01/2012     26,379
     35,000     Puerto Rico Infrastructure                7.500      07/01/2009     35,525
     25,000     Puerto Rico Infrastructure                7.900      07/01/2007     25,425
    115,000     Puerto Rico Port Authority                7.000      07/01/2014    118,947
     35,000     Puerto Rico Port Authority
                (American Airlines)                       6.300      06/01/2023     35,534
    175,000     Puerto Rico Public Buildings Authority    6.000      07/01/2012    175,347
  1,071,767     Puerto Rico Rio Grande Construction
                Equipment Lease(1),(3)                    8.000      12/10/2003    964,590
    315,000     Puerto Rico Urban Renewal & Housing Corp. 7.875      10/01/2004    322,875
                                                                               -----------
                                                                                 7,628,322
Total Investments, at Value (Cost $119,133,135)--99.9%                         116,470,446
Other Assets Net of Liabilities--0.1%                                              102,467
Net Assets--100.0%                                                            $116,572,913
                                                                              ============

STATEMENT OF INVESTMENTS January 31, 2001/Unaudited

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

ACTS    Adult Communities Total Services          HEA       Hospital and Education Authority
BPE     Brittany Pointe Estates                   HEFA      Higher Educational Facilities Authority
COP     Certificates of Participation             HEHA      Higher Education and Health Authority
CPAP    Crime Prevention Association              HFA       Housing Finance Authority
EDFA    Economic Development Finance Authority    HFC       Housing Finance Corporation
FHA     Federal Housing Authority                 HHEA      Health, Hospital and Education Authority
GNMA    Government National Mortgage Association  IDA       Industrial Development Authority
GO      General Obligation                        MVRICS    Municipal Variable Rate Inverse Class Securities
GPA     General Purpose Authority                 RIBS      Residual Interest Bonds
H&HEFA  Hospitals and Higher Education            RITES     Residual Interest Tax Exempt Security
        Facilities Authority                      TSASC     Tobacco Settlement Asset-Backed Bonds
H&WA    Health and Welfare Authority              URA       Urban Redevelopment Authority
HDA     Hospital Development Authority            YCN       Yield Curve Notes

1. Illiquid security—See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an “inverse floater” which pays interest at a rate that varies inversely with short-term interest rates—See Note 1 of Notes to Financial Statements.
3. Issuer is in default.

As of January 31, 2001, securities subject to the alternative minimum tax amount to $36,262,948 or 31.11% of the Fund’s net assets.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Industry Concentrations   January 31, 2001/Unaudited

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                   Market Value           Percent
Hospital/Healthcare                        $20,049,322               7.2%
Single Family Housing                       20,038,327              17.2
Adult Living Facilities                     15,980,701              13.7
Resource Recovery                           11,169,449               9.6
Special Assessment                           9,238,519               7.9
Nonprofit Organization                       8,825,981               7.6
Manufacturing, Durable Goods                 7,204,685               6.2
Higher Education                             5,590,532               4.8
Pollution Control                            4,544,959               3.9
Marine/Aviation Facilities                   4,417,456               3.8
Municipal Leases                             2,593,555               2.2
General Obligation                           2,332,154               2.0
Student Loans                                1,642,564               1.4
Water Utilities                              1,352,147               1.2
Other                                        1,490,095               1.3
                                          $116,470,446             100.0%
                                          ===============================
Summary of Ratings  January 31, 2001/Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                            Percent
AAA                                                                 24.2%
AA                                                                  19.5
A                                                                    4.0
BBB                                                                 28.9
BB                                                                   5.9
B                                                                    4.9
CCC                                                                  0.0
CC                                                                   0.0
C                                                                    0.0
Not Rated                                                           12.6
                                                                   100.0%
                                                                   ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor’s rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the “Not Rated” category.

21 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited
January 31, 2001

Assets

Investments, at value (cost $119,133,135)--see accompanying statement        $ 116,470,446
Cash                                                                               536,199
Receivables and other assets:
Interest                                                                         1,993,458
Shares of beneficial interest sold                                                 836,491
Other                                                                               31,622

Total assets                                                                   119,868,216

Liabilities
Payables and other liabilities:
Note payable to bank (interest rate 6.3125% at January 31, 2001)                 2,600,000
Dividends                                                                          372,966
Investments purchased                                                              106,400
Shares of beneficial interest redeemed                                              80,551
Trustees' compensation                                                              67,660
Distribution and service plan fees                                                  14,007
Transfer and shareholder servicing agent fees                                        4,426
Other                                                                               49,293
Total liabilities                                                                3,295,303

Net Assets                                                                   $ 116,572,913
                                                                              ============
Composition of Net Assets
Paid-in capital                                                              $ 123,839,345
Overdistributed net investment income                                              (92,542)
Accumulated net realized loss on investment transactions                        (4,511,201)
Net unrealized depreciation on investments                                      (2,662,689)

Net Assets                                                                   $ 116,572,913
                                                                              ============
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$75,984,842 and 6,779,403 shares of beneficial interest outstanding)         $       11.21
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                  $       11.77

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,558,385
and 2,727,480 shares of beneficial interest outstanding)                     $       11.20

Class C Shares:
Net asset value, redemption
price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,029,686 and 895,624 shares of beneficial
interest outstanding)                                                       $        11.20

22 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  Unaudited
For the Six Months Ended January 31, 2001

Investment Income

Interest                                                             $3,508,784

Expenses
Management fees                                                         307,284
Distribution and service plan fees:
Class A                                                                  50,412
Class B                                                                 113,065
Class C                                                                  35,034
Interest expense                                                         37,477
Transfer and shareholder servicing agent fees                             2,860
Custodian fees and expenses                                               5,742
Other                                                                    28,629

Total expenses                                                          600,503
Less expenses paid indirectly                                            (5,852)

Net expenses                                                            594,651

Net Investment Income                                                 2,914,133

Realized and Unrealized Gain (Loss)
Net realized loss on investments                                       (880,504)
Net change in unrealized appreciation on investments                    275,174
Net realized and unrealized loss                                       (605,330)

Net Increase in Net Assets Resulting from Operations                 $2,308,803
                                                                     ===========

See accompanying Notes to Financial Statements.

23 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                 Six Months        Year
                                                                      Ended        Ended
                                                           January 31, 2001     July 31,
                                                                 (Unaudited)        2000
Operations
Net investment income                                            $2,914,133   $5,373,340
Net realized loss                                                  (880,504)  (2,078,025)
Net change in unrealized appreciation (depreciation)                275,174   (4,958,174)
Net increase (decrease) in net assets resulting from operations   2,308,803   (1,662,859)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                          (2,132,154)  (3,934,408)
Class B                                                            (672,585)  (1,086,946)
Class C                                                            (207,904)    (282,650)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          12,117,924   (3,393,495)
Class B                                                           9,042,485     (944,328)
Class C                                                           3,476,500    1,119,024

Net Assets
Total increase (decrease)                                        23,933,069  (10,185,662)
Beginning of period                                              92,639,844  102,825,506
End of period [including (overdistributed) undistributed net
investment income of $(92,542) and $5,968, respectively]       $116,572,913  $92,639,844
See accompanying Notes to Financial Statements.

24 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
                                                     Six Months                                                 Year
                                                          Ended                                                Ended
                                               January 31, 2001                                             July 31,
Class A                                              (Unaudited)     2000      1999      1998      1997      1996(1)

Per Share Operating Data
Net asset value, beginning of period                 $    11.28 $   12.08 $   12.42 $   12.45 $   12.01 $   12.36
Income (loss) from investment operations:
Net investment income                                       .34       .67       .63       .61       .70       .40
Net realized and unrealized gain (loss)                    (.06)     (.81)     (.37)       --       .43      (.35)
Total income (loss) from investment
operations                                                  .28      (.14)      .26       .61      1.13       .05
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.35)     (.66)     (.60)     (.64)     (.69)     (.40)
Net asset value, end of period                       $    11.21 $   11.28 $   12.08 $   12.42 $   12.45 $   12.01

Total Return, at Net Asset Value(2)                        2.49%    (1.00)%    2.01%     4.99%     9.68%     0.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)             $   75,985 $  64,336 $   2,794 $  68,720 $  68,280 $  64,391
Average net assets (in thousands)                    $   69,169 $  67,252 $  71,835 $  69,202 $  65,710 $  64,997
Ratios to average net assets:(3)
Net investment income                                      5.98%     5.93%     5.03%     4.82%     5.79%     5.71%
Expenses                                                   0.93%     1.10%     0.95%     1.00%(4)  0.93%(4)  1.03%(4)
Expenses, net of indirect expenses,
interest and waiver of expenses                            0.85%     0.93%     0.90%     0.93%     0.90%      N/A
Portfolio turnover rate                                      15%       98%       37%       35%       22%        6%
1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

25 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
                                                     Six Months                                                 Year
                                                          Ended                                                Ended
                                               January 31, 2001                                             July 31,
Class B                                              (Unaudited)     2000      1999      1998      1997      1996(1)

Per Share Operating Data
Net asset value, beginning of period                 $    11.27 $   12.07 $   12.42 $   12.45 $   12.01 $   12.36
Income (loss) from investment operations:
Net investment income                                       .29       .58       .53       .52       .61       .35
Net realized and unrealized gain (loss)                    (.05)     (.81)     (.38)       --       .42      (.35)
Total income (loss) from investment
operations                                                  .24      (.23)      .15       .52      1.03        --
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.31)     (.57)     (.50)     (.55)     (.59)     (.35)
Net asset value, end of period                       $    11.20 $   11.27 $   12.07 $   12.42 $   12.45 $   12.01

Total Return, at Net Asset Value(2)                        2.12%    (1.75)%    1.16%     4.20%     8.86%    (0.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)             $   30,558 $  21,696 $  24,206 $  22,124 $  19,339 $  16,005
Average net assets (in thousands)                    $   25,023 $  21,368 $  23,845 $  20,969 $  17,243 $  15,085
Ratios to average net assets:(3)
Net investment income                                      5.17%     5.16%     4.26%     4.10%     5.02%     4.94%
Expenses                                                   1.69%     1.96%     1.80%     1.75%(4)  1.78%(4)  1.89%(4)
Expenses, net of indirect expenses,
interest and waiver of expenses                            1.61%     1.68%     1.65%     1.68%     1.65%     1.79%
Portfolio turnover rate                                      15%       98%       37%       35%       22%        6%
1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

26 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                                                     Six Months                                                 Year
                                                          Ended                                                Ended
                                               January 31, 2001                                             July 31,
Class C                                              (Unaudited)     2000      1999      1998      1997      1996(1)

Per Share Operating Data
Net asset value, beginning of period                 $    11.27 $   12.07 $   12.41 $   12.44 $   12.00 $   12.36
Income (loss) from investment operations:
Net investment income                                       .28       .57       .53       .51       .60       .34
Net realized and unrealized gain (loss)                    (.04)     (.80)     (.37)       --       .43      (.36)
Total income (loss) from investment
operations                                                  .24      (.23)      .16       .51      1.03      (.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.31)     (.57)     (.50)     (.54)     (.59)     (.34)
Net asset value, end of period                       $    11.20 $    1.27 $   12.07 $   12.41 $   12.44 $   12.00

Total Return, at Net Asset Value(2)                        2.12%    (1.75)%    1.25%     4.20%     8.84%    (0.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)             $   10,030 $   6,607 $   5,826 $   5,198 $   2,611 $     482
Average net assets (in thousands)                    $    7,757 $   5,542 $   5,867 $   4,063 $   1,390 $     296
Ratios to average net assets:(3)
Net investment income                                      5.15%     5.16%     4.26%     4.28%     4.99%     4.83%
Expenses                                                   1.69%     1.95%     1.80%     1.76%(4)  1.79%(4)  1.97%(4)
Expenses, net of indirect expenses,
interest and waiver of expenses                            1.60%     1.68%     1.65%     1.67%     1.66%     1.87%
Portfolio turnover rate                                      15%       98%       37%       35%       22%        6%
1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

27 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FIANANCIAL STATEMENTS  Unaudited

1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment -company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal -securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose -settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2001, the Fund had no outstanding when-issued or forward commitments

28 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $11,857,454 as of January 31, 2001. Including the effect of leverage, inverse floaters represent 15.95% of the Fund's total assets as of January 31, 2001.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of January 31, 2001, securities with an aggregate market value of $964,590, representing 0.83% of the Fund's net assets, were in default.

Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of July 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                        2002                           $  834,493
                        2003                              290,707
                        2004                               27,458
                        2006                              292,959
                        2007                              106,698
                        2008                              321,862
                        Total capital loss carryover   $1,874,177
                                                       ==========

29 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FIANANCIAL STATEMENTS  Unaudited/Continued

1. Significant Accounting Policies Continued
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a credit of $4,690 was made for the Fund's projected benefit obligations and payments of $85 were made to retired trustees, resulting in an accumulated liability of $65,648 as of January 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax -purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any -necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning August 1, 2001.

30 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     There are certain risks arising from geographic concentration in any state. Certain -revenue or tax related events in a state may impair the ability of certain issuers of -municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                  Six Months Ended January 31, 2001    Year Ended July 31, 2000
                              Shares         Amount       Shares         Amount
Class A
Sold                       1,350,107  $  15,228,010    1,513,14   $   17,156,475
Dividends and/or
distributions reinvested     101,151      1,143,465      205,734      2,324,177
Redeemed                    (376,785)    (4,253,551)  (2,041,709)   (22,874,147)

Net increase (decrease)    1,074,473  $  12,117,924     (322,832) $  (3,393,495)
                           =====================================================

Class B
Sold                         982,742  $  11,074,865      625,212  $    7,034,655
Dividends and/or
distributions reinvested      31,244        352,928       52,212        589,440
Redeemed                    (211,097)    (2,385,308)    (757,637)    (8,568,423)
Net increase (decrease)      802,889  $   9,042,485      (80,213  $    (944,328)
                           =====================================================

Class C
Sold                         444,402  $   4,993,655      333,624  $   3,727,992
Dividends and/or
distributions reinvested      13,707        154,814       18,259        205,216
Redeemed                    (148,895)    (1,671,969)    (248,22)     (2,814,184)

Net increase                 309,214  $   3,476,500      103,662  $   1,119,024
                           =====================================================

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than -short-term obligations, for the six months ended January 31, 2001, were $35,469,470 and $15,588,291, respectively.

31 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FIANANCIAL STATEMENTS  Unaudited/Continued

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the six months ended January 31, 2001, was an annualized rate of 0.60% of average annual net assets for each class of shares.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                              Aggregate        Class A  Commissions  Commissions  Commissions
                              Front-End      Front-End   on Class A   on Class B   on Class C
                          Sales Charges  Sales Charges       Shares       Shares       Shares
                             on Class A    Retained by  Advanced by  Advanced by  Advanced by
Six Months Ended                 Shares    Distributor Distributor(1)Distributor(1)Distributor(1)
January 31, 2001               $324,977        $66,425      $11,314     $418,991       $34,627
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
                                     Class A                 Class B                   Class C
                         Contingent Deferred      Contingent Deferred      Contingent Deferred
                               Sales Charges            Sales Charges            Sales Charges
Six Months Ended     Retained by Distributor  Retained by Distributor  Retained by Distributor
January 31, 2001                     $16,248                  $37,033                    $2,191

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

32 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $50,412, all of which were paid by the Distributor to recipients, and included $2,751 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Distributor retains the asset-based sales charge on Class B shares.
     The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2001, were as follows:

                                                                 Distributor's      Aggregate
                                                                     Aggregate   Unreimbursed
                                                                  Unreimbursed  Expenses as %
                                Total Payments   Amount Retained      Expenses  of Net Assets
                                    Under Plan     by Distributor   Under Plan       of Class
Class B Plan                          $113,065            $87,210   $1,154,991          3.78%
Class C Plan                            35,034             13,903      151,514          1.51

33 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

5. Illiquid Securities
As of January 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2001, was $5,922,794, which represents 5.08% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, -collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays acommitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $2,600,000 as of January 31, 2001. For the six months ended January 31, 2001, the average monthly loan balance was $1,038,226 at an average interest rate of 7.105%. The maximum amount of borrowings outstanding at any month-end was $2,600,000.

34 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

A Series of Oppenheimer Multi-State Municipal Trust

Officers and Trustees                    Leon Levy, Chairman of the Board of Trustees
                                                             Donald W. Spiro, Vice Chairman of the Board of Trustees
                                                             Bridget A. Macaskill, Trustee and President
                                                             Robert G. Galli, Trustee
                                                             Phillip A. Griffiths, Trustee
                                                             Benjamin Lipstein, Trustee
                                                             Elizabeth B. Moynihan, Trustee
                                                             Kenneth A. Randall, Trustee
                                                             Edward V. Regan, Trustee
                                                             Russell S. Reynolds, Jr., Trustee
                                                             Clayton K. Yeutter, Trustee
                                                             Ronald H. Fielding, Vice President
                                                             Anthony A. Tanner, Vice President
                                                             Andrew J. Donohue, Secretary
                                                             Brian W. Wixted, Treasurer
                                                             Robert J. Bishop, Assistant Treasurer
                                                             Scott T. Farrar, Assistant Treasurer
                                                             Robert G. Zack, Assistant Secretary

Investment Advisor                        OppenheimerFunds, Inc.

Distributor                                       OppenheimerFunds Distributor, Inc.

Transfer and Shareholder            OppenheimerFunds Services
Servicing Agent

Custodian of                                     Citibank, N.A.
Portfolio Securities

Independent Auditors                      KPMG LLP

Legal Counsel                                   Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Pennsylvania Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website a www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved

35 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

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RS0740.001.0101    April 1, 2001